UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 1, 2024
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The Andersons, Inc.
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(Exact name of registrant as specified in its charter)

Ohio	000-20557	34-1562374
(State of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1947 Briarfield Boulevard
Maumee, Ohio 43537
(Address of principal executive offices) (Zip Code)

(419) 893-5050
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[☐] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[☐] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[☐] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[☐] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common stock, $0.00 par value, $0.01 stated value	ANDE	The NASDAQ Stock Market LLC
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Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
[☐] Emerging growth company
[☐] If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement

On November 1, 2024, The Andersons, Inc. (the "Company") entered into a definitive purchase agreement ("Purchase Agreement") to purchase a 65% ownership interest in Skyland Grain, LLC ("Skyland") for $85.0 million, subject to customary working capital adjustments. The purchase was completed on November 1, 2024 and funded by cash on hand. The Company's 65% ownership of Skyland's equity will result in the consolidation of Skyland’s results in the Company's consolidated financial statements.

Effective, November 1, 2024, in conjunction with the Purchase Agreement noted above, Skyland, a consolidated subsidiary of the Company, entered into an amended and restated credit agreement (the "Credit Agreement") with COBANK, ACB and Farm Credit Mid-America, PCA. The Credit Agreement provides for a three-year $300 million revolving credit facility and $78 million of term notes consisting of several individual tranches of debt, with various payment schedules, and all with maturities of 5 years or less. The proceeds are being used to refinance Skyland's existing debt after the acquisition. The $300 million revolving credit facility and $67 million of the term notes will bear interest at variable rates, which are based on the Secured Overnight Financing Rate plus an applicable spread, with the remaining $11 million of term notes bearing fixed interest rates between 4.0% - 5.8%. The Credit Agreement is secured by the assets of Skyland and is non-recourse to the Company.

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

The foregoing description of the Credit Agreement is not complete and is qualified in its entirety by reference to the Credit Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information contained in Item 1.01 is incorporated by reference herein.

Item 8.01 Other Events

The Company has issued a press release announcing the Purchase Agreement which is included as exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits:

Exhibit No.	Description

10.1	INTEREST PURCHASE AGREEMENT among SKYLAND GRAIN, LLC., SKYLAND CO-OP, INC. and THE ANDERSONS, INC. dated as of November 1, 2024

10.2
AMENDED AND RESTATED CREDIT AGREEMENT by and among SKYLAND GRAIN, L.L.C., THE GUARANTORS PARTY HERETO, THE LENDERS PARTY HERETO and COBANK, ACB, as Administrative Agent, Issuing Lender and Swing Line Lender COBANK, ACB and FARM CREDIT MID-AMERICA, PCA, as Joint Lead Arrangers and Joint Bookrunners

99.1	Press release dated November 1, 2024

104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Andersons, Inc.

November 6, 2024	By:	/s/ Brian A. Valentine

Brian A. Valentine
Executive Vice President and Chief Financial Officer